                                                                     EXHIBIT 10B




                               FRISCH'S EXECUTIVE

                                RETIREMENT PLAN


                               TABLE OF CONTENTS

                                                                                      PAGE
ARTICLE I                 TITLE AND EFFECTIVE DATE                                      1
                          ------------------------

ARTICLE II                DEFINITIONS                                                   2
                          -----------

ARTICLE III               MEMBERSHIP IN THE PLAN                                        4
                          ----------------------

ARTICLE IV                EXCESS RETIREMENT BENEFITS                                    5
                          --------------------------

ARTICLE V                 EARLY RETIREMENT BENEFITS                                     6
                          -------------------------

ARTICLE VI                DEATH BENEFITS                                                7
                          --------------

ARTICLE VII               TERMINATION BENEFITS                                          8
                          --------------------

ARTICLE VIII              PLAN ADMINISTRATION                                           9
                          -------------------

ARTICLE IX                AMENDMENT OR TERMINATION                                     10
                          ------------------------

ARTICLE X                 MISCELLANEOUS                                                11
                          -------------

                                                                     EXHIBIT 10B

                               FRISCH'S EXECUTIVE

                                RETIREMENT PLAN


Effective June 1, 1994, Frisch's Restaurants, Inc. (hereinafter referred to as the "Employer"), hereby adopts the Frisch's Executive Retirement Plan (hereinafter referred to as the "Plan") as set forth herein.

This plan is completely separate from the Frisch's Restaurants, Inc. Defined Benefit Pension Plan for Managers and Office Employees (hereinafter referred to as the "Qualified Plan") and is not funded or qualified for special tax treatment under the Internal Revenue Code.

The purpose of this Plan is to restore retirement benefit payments to those eligible employees who retire under the Qualified Plan and whose retirement benefits under said Qualified Plan will be reduced by the limitations imposed by Section 401(a)(17) of the Internal Revenue Code of 1986, as amended.

The Plan is maintained by the Employer for the purpose of providing deferred compensation for a select group of management or highly compensated employees, and is intended to qualify for exemption from the reporting, disclosure, participation, vesting, funding, and fiduciary responsibility requirements of ERISA.


                                   ARTICLE I

                            TITLE AND EFFECTIVE DATE


         SECTION 1.01. This Plan shall be known as the Frisch's Executive Retirement Plan (hereinafter referred to as the "Plan").

        SECTION 1.02.     The Effective Date of this Plan shall be June 1,
1994.

                                                                     EXHIBIT 10B
                                   ARTICLE II

                                  DEFINITIONS


As used herein, the following words and phrases shall have the meanings specified below unless a different meaning is clearly required by the context:

         SECTION 2.01. The term "Accrued Excess Benefit" shall mean the Participant's Accrued Benefit as defined in the Qualified Plan computed without regard to limits imposed on Monthly Plan Compensation as a result of IRC
Section 401(a)(17), but with regard to limits imposed by IRC Section 415, reduced by the maximum amount of accrued retirement benefit that can be provided under the Qualified Plan in accordance with the limitations imposed by the Code as of the date of determination.

         SECTION 2.02. The term "Actuarially Equal" shall mean a benefit of equal value based on the actuarial assumptions used for this purpose in the Qualified Plan.

         SECTION 2.03. The term "Beneficiary" shall mean any designated person, persons, trust or the estate of a Participant entitled to receive any benefits under this Plan. The term shall also include any contingent Beneficiary who shall be entitled to receive benefits under this Plan in the event the designated Beneficiary does not survive the Participant.

         SECTION 2.04. The term "Board of Directors" shall mean the Board of Directors of the Employer.

         SECTION 2.05. The term "Chief Financial Officer" shall mean the Chief Financial Officer of the Employer.

         SECTION 2.06. The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

         SECTION 2.07. The term "Committee" shall mean the Compensation Committee of the Board of Directors.

         SECTION 2.08. The term "Death Benefit" shall mean any benefit paid to a Beneficiary upon the death of a Participant as provided under the terms of this Plan.

         SECTION 2.09. The term "Early Retirement Date" shall mean the first day of the month subsequent to the day a Participant terminates employment with the Employer through an election to exercise the option of early retirement pursuant to Section 5.01 hereof.

         SECTION 2.10.     The term "Effective Date" shall mean June 1, 1994.

         SECTION 2.11. The term "Employee" shall mean any person employed by the Employer, as an office employee, restaurant manager, supervisor, supervisor of commissary employee, or officer who is covered by the Qualified Plan.

         SECTION 2.12. The term "Employer" shall mean Frisch's Restaurants, Inc., its successors and assigns, any subsidiary or affiliated organizations authorized by the Committee to participate in this Plan with respect to their Employees, and any organization or person into which the Employer may be merged or consolidated or to which all or substantially all of its assets may be transferred which is required to assume the obligations of the Employer under
Section 10.07 hereof.

                                                                     EXHIBIT 10B
         SECTION 2.13. The term "Excess Benefit" shall mean the retirement benefit produced for a Participant by applying the benefit formula provided in the Qualified Plan (including the vesting requirements) to the Participant's Monthly Plan Compensation and Years of Service without regard to any limitations imposed by Section 401(a)(17) of the Code, but with regard to limits imposed by IRC Section 415, less the maximum amount of retirement benefit that can be provided under the Qualified Plan in accordance with the limitations imposed by the Code.

         SECTION 2.14. The term "Monthly Plan Compensation" shall mean the Participant's Monthly Plan Compensation as defined in the Qualified Plan, without regard to any limitation or restriction imposed by Section 401(a)(17) of the Code.

         SECTION 2.15. The term "Monthly Retirement Income" shall mean a monthly income due a Retired Participant which shall commence as of his Retirement Date and which shall continue for the period provided herein.

         SECTION 2.16. The term "Normal Retirement Date" shall mean the Participant's Normal Retirement Date as defined in the Qualified Plan.

         SECTION 2.17. The term "Participant" shall mean any Employee of the Employer who has become a Participant as provided in Article III hereof.

         SECTION 2.18. The term "Plan" shall mean the Frisch's Executive Retirement Plan.

         SECTION 2.19. The term "Plan Administrator" shall mean the Chief Financial Officer.

         SECTION 2.20. The term "Qualified Plan" shall mean the Frisch's Restaurants, Inc. Defined Benefit Plan for Managers and Office Employees.

         SECTION 2.21. The term "Retired Participant" shall mean any Participant of the Plan who has qualified for retirement and has retired, and who is eligible to receive a Monthly Retirement Income by direction of the Committee.

         SECTION 2.22. The term "Year of Service" shall mean the Participant's Year of Service as defined in Section 1.23 of the Qualified Plan.

         SECTION 2.23. Any words used herein in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

                                                                    EXHIBIT 10B
                                  ARTICLE III

                             MEMBERSHIP IN THE PLAN


         SECTION 3.01. Each Employee of the Employer who is covered by the Qualified Plan, whose benefits thereunder are limited by reason of the application of Section 401(a)(17) of the Code, as amended, shall be a Participant under this Plan, except for any Employee whose Normal Retirement Date was on or before June 1, 1994.

         SECTION 3.02. The payment of benefits to the Participant or his Beneficiary under this Plan is conditioned upon the continuous employment of the Participant by the Employer (including periods of disability and authorized leaves of absence) from the date of the Participant's initial participation in the Plan until the Participant's Normal Retirement Date, Early Retirement Date, Death or termination of employment in accordance with Article VII hereof, whichever first occurs.

         SECTION 3.03. The Committee retains the right to remove a Participant, a Retired Participant, or a Beneficiary from participation in the Plan if such person (i) engages in any manner in any business which is competitive with the Employer; or (ii) becomes financially interested in any such competitive business or service, directly or indirectly, as an individual, partner, shareholder, director, officer, principal, agent, employee, consultant or in any other relationship or capacity; provided that the purchase of a publicly traded security in such business or service shall not in itself be cause for removing a Participant, a Retired Participant, or Beneficiary from participation in the Plan.

         SECTION 3.04. In the event a person is removed from the Plan, the Employer shall have no further liability for benefits otherwise payable under the Plan effective as of the date of such removal.

                                                                     EXHIBIT 10B
                                   ARTICLE IV

                           EXCESS RETIREMENT BENEFITS

         SECTION 4.01. When a Participant lives to his Normal Retirement Date and retires, he may be entitled to an Excess Benefit under this Plan. Such Excess Benefit, if any, shall be the full amount of retirement benefit produced for the Participant by the Qualified Plan's formula applied to the Participant's Monthly Plan Compensation and Years of Service, less the maximum amount of retirement benefit that can be provided by the Qualified Plan in accordance with the limitations imposed by the Code.

         SECTION 4.02. Prior to a Participant's actual date of retirement, the Participant may elect in a written application provided by the Plan Administrator to receive his Excess Benefit in one of the following optional forms:

         (a)     an annuity payable for the Participant's life.

         (b) a modified annuity payable during the Participant's life, and after his death payable at 50%, 66 2/3%, 75%, or 100% of the Participant's modified annuity.

         (c)     a lump sum payment.

         (d) such other form of benefit as shall be elected by the Participant.

Each of the alternative forms shall be Actuarially Equal. An election under this section may be revoked and a new election may be made at any time prior to the commencement of benefits. Once benefits have commenced, no revocation or change shall be permitted.

Notwithstanding the preceding, the Plan Administrator reserves the right to require a single sum distribution of any benefit if the lump sum equivalent of that benefit under Section 4.02(c) is less than five thousand dollars ($5,000).

         SECTION 4.03. Excess Benefits payable under this Plan to a Member or his spouse or other Beneficiary shall be paid directly by the Employer. The Employer shall not be required to sequester any assets to be applied for the payment of benefits under this Plan.

                                                                    EXHIBIT 10B
                                   ARTICLE V

                           EARLY RETIREMENT BENEFITS

         SECTION 5.01. A Participant who is eligible for Early Retirement under the Qualified Plan shall be eligible for Early Retirement under this Plan.

         SECTION 5.02. The Excess Benefit payable to a Member upon his Early Retirement Date shall be equal to his Accrued Excess Benefit reduced in the same manner as the Qualified Plan. Such benefit shall be paid on the same manner as provided in Section 4.02.

                                                                    EXHIBIT 10B
                                   ARTICLE VI

                                 DEATH BENEFITS

         SECTION 6.01. In the event of the death of an active Participant prior to his Early or Normal Retirement Date, his Beneficiary shall be entitled to a Death Benefit.

         SECTION 6.02. The Death Benefit payable to the Beneficiary of an active Participant or a Disabled Participant shall be calculated in the same manner as the Qualified Plan (without regard to any limitations provided by the Code), less the value of any Death Benefit payable by the Qualified Plan.

         SECTION 6.03. Upon becoming a Participant, an Employee shall elect a form of distribution for any Death Benefits payable under this Article. The optional forms of distribution are:

         (a)     an annuity for the life of the Beneficiary,

         (b)     a single distribution.

Any election made by the Participant shall be revocable at any time prior to his death. Such election shall not be changed by the Beneficiary.

                                                                     EXHIBIT 10B
                                  ARTICLE VII

                              TERMINATION BENEFITS

         SECTION 7.01. If a Participant is terminated prior to his Early Retirement Date and after earning five Years of Service, such Participant shall be entitled to receive a termination benefit from the Plan.

         SECTION 7.02. The Participant's termination benefit shall be equal to his Accrued Excess Benefit as of the Participant's date of termination.

The termination benefit determined above shall be payable at the Participant's Normal Retirement Date, as provided in Section 4.02. However, if the Participant is otherwise eligible for an early retirement benefit under the Qualified Plan, the Participant may elect to receive an Early Retirement Benefit as provided in Article V.

                                                                    EXHIBIT 10B
                                  ARTICLE VIII

                              PLAN ADMINISTRATION

         SECTION 8.01. The Chief Financial Officer shall be the Plan Administrator.

         SECTION 8.02. The Plan Administrator shall have the following duties, powers, and responsibilities.

         (a) The Plan Administrator shall have the authority to interpret the Plan, to adopt and review rules relating to the Plan and to make any other determinations for the administration of the Plan. However, the Committee shall approve any decisions of the Plan Administrator pertaining to his specific benefits under the Plan unless such matter applies to the benefits of all Members.

         (b) The Plan Administrator may employ such counsel, accountants, actuaries, and other agents as he shall deem advisable. The Employer shall pay the compensation of such counsel, accountants, actuaries, and other agents and any other expenses incurred by the Plan Administrator in the administration of the Plan.

         SECTION 8.03. Benefits shall be paid in accordance with the provisions of this Plan. Claims for benefits, and appeals from a denial of a claim, shall be made pursuant to the claims procedure provided in the Qualified Plan.

                                                                     EXHIBIT 10B
                                   ARTICLE IX

                            AMENDMENT OR TERMINATION

         SECTION 9.01. The Employer, by action of its Board of Directors, reserves the right at any time and from time to time, to terminate, modify or amend, in whole or in part, any or all provisions of the Plan, including specifically the right to make any such amendment effective retroactively.

         SECTION 9.02. Notwithstanding Section 9.01, no amendment may reduce the benefits of any Retired or Disabled Member without consent of the Member.
No amendment may reduce the benefits payable to the Beneficiary of a deceased Member without the consent of the Beneficiary.

                                                                    EXHIBIT 10B
                                   ARTICLE X

                                 MISCELLANEOUS

         SECTION 10.01. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the Service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of the Plan.

         SECTION 10.02. The rights to the Participant, the Beneficiary of the Participant, or any other person claiming through the Participant under this Plan, shall be solely those of an unsecured general creditor of the Employer.

         SECTION 10.03. This Plan does not involve a reduction in salary for the Participants or a foregoing of an increase in future salary by the Participant.

         SECTION 10.04. If no Beneficiary has been designated, or the designated Beneficiary does not survive the Participant, any amounts to be paid to the Participant's Beneficiary shall be paid to the Participant's surviving spouse. If the Participant is not survived by a spouse, then such amounts shall be paid to the estate of the Participant.

         SECTION 10.05. In making any distribution to or for the benefit of any minor or incompetent Beneficiary, the Plan Administrator, in his sole, absolute and uncontrolled discretion, may, but need not, make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of such incompetent, or to any adult with whom such minor or incompetent temporarily or permanently resides, and any such authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such guardian, committee, relative or other person shall be a complete discharge to the Employer, without any responsibility on its part or on the part of the Plan Administrator to see to the application thereof.

         SECTION 10.06. Except insofar as this provision may be contrary to the applicable law, no sale, transfer, alienation, assignment, pledge, collateralization, or attachment of any benefits under this Plan shall be valid or recognized by the Plan Administrator.

         SECTION 10.07. In the event the Employer shall merge into, be acquired by, or consolidate with any other entity this Plan shall terminate and accrued benefits shall be distributed to Participants. However, the preceding sentence shall not apply if such other entity agrees to assume all rights and obligations set forth in the Plan.

         SECTION 10.08. A Participant shall have the right to change his designated Beneficiary by notifying the Plan Administrator of such in writing. Such change shall become effective upon written acknowledgment of same by the Plan Administrator. Any payments made by the Employer to a Beneficiary in good faith and under the terms of the Plan shall fully discharge the Employer from all further obligations with respect to such payments.

         SECTION 10.09. This Plan shall be binding upon and inure to the benefit of the Employer, its successors and assigns and each Participant and his heirs, executors, administrators and legal representatives.

         SECTION 10.10.   This Plan shall be governed by the laws of Ohio.
This Plan is solely between the Employer and the Participant. The Participant, his Beneficiary or other persons claiming through the Participant shall only have recourse against the Employer for enforcement of the Plan.

                                                                     EXHIBIT 10B

IN WITNESS WHEREOF, the Employer has caused the Plan to be executed on this 12th day of April, 1994 and to be effective as of June 1, 1994.

                                          FRISCH'S RESTAURANTS, INC.


ATTEST:  (Seal)                           BY: Louis J. Ullman
                                              ----------------------------
                                              Louis J. Ullman
                                              Chief Financial Officer

      W. Gary King
------------------------------
      W. Gary King
      Assistant Secretary